TFS CAPITAL INVESTMENT TRUST

Supplement dated October 31, 2012
To the Prospectus of
TFS Market Neutral Fund,
dated March 1, 2012

This Supplement updates certain information contained in the Prospectus of the TFS Market Neutral Fund, a series of TFS Capital Investment Trust (the “Trust”), dated March 1, 2012.  You should retain this Supplement for future reference.  Copies of the Summary Prospectus, Prospectus, as supplemented, and Statement of Additional Information, may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

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The following information replaces the entire subsection “Market Neutral Fund – Subscription Policy” found on pages 29-30 of the Prospectus:

MARKET NEUTRAL FUND - SUBSCRIPTION POLICY

The investment strategies used by the Adviser to manage the Market Neutral Fund’s assets have capacity limitations.  These capacity limitations are primarily responsible for the Board of Trustees’ decision to adopt a subscription policy (the “Policy”).  Pursuant to the Policy, the Adviser is responsible for monitoring asset growth in the Fund and has been delegated the responsibility for implementation of the Policy.

The Market Neutral Fund will accept new investments only as described below.

•	Existing shareholders may purchase additional Fund shares through the reinvestment of dividends and capital gain distributions.

•
Trustees and officers of the Trust and employees and managers of the Adviser and its affiliates, existing or new investment advisory clients of the Adviser and existing or new investors in private funds managed by the Adviser may open new accounts in the Market Neutral Fund.  The Adviser may permit their former clients and/or former investors in the private funds managed by the Adviser to open new accounts in the Market Neutral Fund.

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Existing or new participants in a qualified defined contribution retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that have the Fund listed as an investment option, may open new accounts in the Market Neutral Fund.

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Certain existing shareholders, investment advisers, and financial intermediaries will be permitted to purchase shares of the Market Neutral Fund for themselves and/or their clients (“Permitted Investors”). The list of Permitted Investors has been approved by Board of Trustees pursuant to the Policy.  As part of their approval process, the Trustees considered various factors (such as the size, duration and prospects for an account and any perceived conflicts of interest with the TFS Capital LLC) and granted approval solely on what appeared to be in the best interests of the Fund and its shareholders.  The list of Permitted Investors is reviewed by the Board on a quarterly basis.  The Adviser may recommend to the Board of Trustees that parties be added to or deleted from the list of Permitted Investors and the Board will do so if it is deemed to be in the best interests of the Fund and its shareholders.  Under the Policy, the Adviser has been granted the authority by the Board of Trustees to decline investments from a Permitted Investor and to add purchase restrictions to the account of a Permitted Investor.

The Adviser is responsible for monitoring the Fund's Subscription Policy and for assuring that the Policy is followed.  The Board of Trustees receives quarterly compliance reports from the Adviser and the Fund's Chief Compliance Officer regarding the implementation and operation of the Policy.  These reports assist the Board of Trustees in its oversight of the Policy.